FOURTH AMENDMENT TO

                         CASH POOLING AND LOAN AGREEMENT

     This Fourth Amendment to the Cash Pooling and Loan Agreement is dated as of December 2, 2002.

     WHEREAS, Unitil Corporation, a New Hampshire corporation ("Unitil"), Concord Electric Company, a New Hampshire Corporation ("Concord"), Exeter & Hampton Electric Company, a New Hampshire corporation ("Exeter"), Fitchburg Gas and Electric Light Company, a Massachusetts corporation ("FGE"), Unitil Power Corp., a New Hampshire corporation ("UPC"), Unitil Realty Corp., a New Hampshire corporation ("URC"), Unitil Resources, Inc., a New Hampshire Corporation ("URI") and Unitil Service Corp., a New Hampshire corporation ("USC"), are parties to a Cash Pooling and Loan Agreement dated as of February 1, 1985, as amended (the "Cash Pooling Agreement"); and

     WHEREAS, effective as of December 2, 2002, Exeter merged with and into Concord and, on that same date, Concord succeeded, by operation of law, to all of Exeter's rights and obligations under the Cash Pooling Agreement; and

     WHEREAS, effective as of December 2, 2002, Concord changed its name to Unitil Energy Systems, Inc. ("UES");

     NOW, THEREFORE in consideration of the foregoing, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency is hereby acknowledged by each party to the others, the parties hereto agree as follows:

     1. Each of Unitil, FGE, UPC, URC, URI and USC hereby acknowledges, agrees and consents to the succession of UES to all of Exeter's rights and obligations under the Cash Pooling Agreement, and all parties to the Cash Pooling Agreement further agree that the Cash Pooling Agreement be hereby amended to delete all references therein to Exeter and to change all references therein to Concord to UES.

     2. Except as described above, all provisions of the Cash Pooling Agreement shall remain in full force and effect without amendment.

     IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                        UNITIL CORPORATION

                                        By:    /s/ Michael J. Dalton
                                               ---------------------------------
                                        Name:  Michael J. Dalton

                                        By:    /s/ Mark H. Collin
                                               ---------------------------------
                                        Name:  Mark H. Collin, Treasurer

                                        FITCHBURG GAS AND ELECTRIC LIGHT COMPANY

                                        By:    /s/ Michael J. Dalton
                                               ---------------------------------
                                        Name:  Michael J. Dalton

                                        By:    /s/ Mark H. Collin
                                               ---------------------------------
                                        Name:  Mark H. Collin, Treasurer

                                        UNITIL ENERGY SYSTEMS, INC.

                                        By:    /s/ Michael J. Dalton
                                               ---------------------------------
                                        Name:  Michael J. Dalton

                                        By:    /s/ Mark H. Collin
                                               ---------------------------------
                                        Name:  Mark H. Collin, Treasurer

                                        UNITIL POWER CORP.

                                        By:    /s/ David K. Foote
                                               ---------------------------------
                                        Name:  David K. Foote, President

                                        By:    /s/ Mark H. Collin
                                               ---------------------------------
                                        Name:  Mark H. Collin, Treasurer

                                        UNITIL REALTY CORP.

                                        By:    /s/ Mark H. Collin
                                               ---------------------------------
                                        Name:  Mark H. Collin, Treasurer

                                        By:    /s/ Lawrence M. Brock
                                               ---------------------------------
                                        Name:  Lawrence M. Brock, Controller

                                        UNITIL RESOURCES, INC.

                                               ---------------------------------
                                        By:    /s/ Robert G. Schoenberger
                                               ---------------------------------
                                        Name:  Robert G. Schoenberger, President

                                        By:    /s/ Mark H. Collin
                                               ---------------------------------
                                        Name:  Mark H. Collin, VP & Treasurer

                                        UNITIL SERVICE CORP.

                                        By:    /s/ Mark H. Collin
                                               ---------------------------------
                                        Name:  Mark H. Collin, VP & Treasurer

                                        By:    /s/ Lawrence M. Brock
                                               ---------------------------------
                                        Name:  Lawrence M. Brock, Controller